EXHIBIT 4.7

Dated: May 17, 2017

General Electric Company

as Issuer

and

The Bank of New York Mellon, London Branch

as Paying Agent

PAYING AGENCY AGREEMENT

THIS AGREEMENT is made as of May 17, 2017 between General Electric Company (the “Issuer”), and The Bank of New York Mellon, London Branch, as paying agent (the “Paying Agent”), located at One Canada Square, London E14 5AL.

WHEREAS, the Issuer proposes to issue (i) Euro denominated 0.375% Notes due 2022 in the form attached hereto as Annex A (the “2022 Notes”) in the aggregate principal amount of €1,750,000,000; (ii) Euro denominated 0.875% Notes due 2025 in the form attached hereto as Annex B (the “2025 Notes”) in the aggregate principal amount of €2,000,000,000; (iii) Euro denominated 1.500% Notes due 2029 in the form attached hereto as Annex C in the aggregate principal amount of €2,250,000,000 (the “2029 Notes”); and (iv) Euro denominated 2.125% Notes due 2037 in the form attached hereto as Annex D in the aggregate principal amount of €2,000,000,000 (the “2037 Notes” and, together with the 2022 Notes, the 2025 Notes and the 2029 Notes, the “Notes”) on the date hereof, pursuant to the Indenture, dated as of October 9, 2012 (the “Indenture”), between the Issuer and The Bank of New York Mellon, as trustee (the “Trustee”);

WHEREAS, solely with respect to the Notes, the Issuer wishes to appoint the Paying Agent, as set forth above, upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

1	Definitions

1.1	All capitalized terms used herein, but not defined, shall have the meanings given to them in the Indenture.

1.2	In addition, the following terms shall have the following meanings:

“Business Day” means any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in The City of New York or London are authorized or required by law or executive order to close and (ii) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system, or the TARGET2 system, or any successor thereto, operates.

“Holder(s)” means the person(s) in whose name the Note is registered in the Trustee’s register.

References to the records of Euroclear Bank S.A./N.V. (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream”) shall be to the records that each of Euroclear and Clearstream, holds for its customers which reflect the amount of such customers’ interests in the Notes.

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2	Appointment of Paying Agent

The Issuer hereby appoints The Bank of New York Mellon, London Branch at its office specified above as the paying agent solely in respect of each series of Notes, upon the terms and conditions herein contained, and The Bank of New York Mellon, London Branch accepts such appointment.

3	Payment

3.1	In order to provide for all payments due on each series of Notes as the same shall become due, the Issuer shall cause to be paid to the Paying Agent, no later than 10:00 a.m. London time one Business Day prior to the due date for the payment of such series of Notes, at such bank as the Paying Agent shall previously have notified to the Issuer, immediately available funds sufficient to meet all payments due on such Notes.

3.2	The Issuer hereby authorizes and directs the Paying Agent, from the amounts paid to it pursuant to this Section 3, to make or cause to be made all payments on each respective series of Notes in accordance with the terms thereof. Such payments shall be made to the Holder or Holders of each respective series of Notes in accordance with the terms of such series of Notes, the provisions contained in this Agreement, and the procedures of Euroclear and Clearstream. All interest payments in respect of each respective series of Notes will be made by the Paying Agent on the relevant interest payment date (as set forth in the Note) to the Holders in whose names such series of Notes are registered at the close of business (in New York City) on the record date specified in such series of Notes next preceding the interest payment date or such other date as is provided in the Notes. So long as a series of Notes is represented by a single global certificate and registered in the name of a nominee of a common depositary for Euroclear and Clearstream, all interest payments on such Notes shall be made by the Paying Agent by wire transfer of immediately available funds in Euro to such Holder.

3.3	The Paying Agent will pay the principal amount of each Note and premium, if any, on the applicable maturity date or upon any redemption date with respect thereto, together with accrued and unpaid interest due at maturity or such redemption date, if any, upon presentation and surrender of such Note on or after the maturity date or redemption date thereof to the Paying Agent, or as specified in each Note.

3.4	If for any reason the amounts received by the Paying Agent are insufficient to satisfy all claims in respect of all payments then due on a series of Notes, the Paying Agent shall forthwith notify the Issuer, and the Paying Agent shall not be obliged to pay any such claims until the Paying Agent has received the full amount of the monies then due and payable in respect of such Notes. If, however, the Paying Agent in its sole discretion shall make payment on such Notes on their maturity or redemption, or payments of interest or such other payments when otherwise due (it being understood that the Paying Agent shall have no obligation whatsoever to make any such payment) and the amount which should have been received is not received on such date, the Issuer agrees forthwith on demand to pay, or procure the payment of, to the Paying Agent, in addition to the amount which should have
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been paid hereunder, interest thereon from the day following the date when the amount unpaid should have been received under this Agreement to the date when such amount is actually received (inclusive) at a rate equal to the cost of the Paying Agent of funding such amount, as certified by the Paying Agent and expressed as a rate per annum.

3.5	The Paying Agent hereby agrees that:

(i)	it will hold all sums held by it as Paying Agent for the payment of the principal of or premium, if any, or interest on each respective series of Notes in trust for the benefit of the Holders of the Notes of such series entitled thereto, or for the benefit of the Trustee, as the case may be, until such sums shall be paid out to such Holders or otherwise as provided in Section 3.6 below and in the Indenture;

(ii)	it will promptly give the Trustee notice of: (x) an Issuer deposit for the payment of principal of or premium, if any, or interest on a series of Notes, (y) any failure by the Issuer in the making of any deposit for the payment of principal of or premium, if any, or interest on a series of Notes that shall have become payable, and (z) any default by the Issuer in making any payment of the principal of or premium, if any, or interest on a series of Notes where the same shall be due and payable as provided in such Notes;

(iii)	At any time after an Event of Default in respect of a series of Notes shall have occurred, the Paying Agent shall, if so required by notice in writing given by the Trustee to the Paying Agent: (y) thereafter, until otherwise instructed by the Trustee, act as agent of the Trustee under the terms of the Indenture; and/or (z) deliver all such Notes and all sums, documents and records held by the Paying Agent in respect of such Notes to the Trustee or as the Trustee shall direct in such notice; provided that such notice shall be deemed not to apply to any document or record which the Paying Agent is obliged not to release by any applicable law or regulation.

3.6	Notwithstanding the foregoing:

(i)	if any Note is presented or surrendered for payment to the Paying Agent and the Paying Agent has delivered a replacement therefor or has been notified that the same has been replaced, the Paying Agent shall as soon as is reasonably practicable notify the Issuer in writing of such presentation or surrender and shall not make payment against the same until it is so instructed by the Issuer and has received the amount to be so paid; and

(ii)	the Paying Agent shall cancel each Note against surrender of which it has made full payment and shall deliver each such Note so cancelled by it to the Trustee.
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3.7	In no event, shall the Paying Agent be obliged to make any payments hereunder if it has not received the full amount of any payment.

4	Indemnity

4.1	The Issuer shall indemnify and keep indemnified the Paying Agent against any losses, liabilities, costs, claims, actions or demands which it may incur or which may be made against it as a result of or in connection with its appointment or the exercise of its powers and duties under this Agreement or in respect of the Issuer’s issue of Notes, except to the extent that they have resulted from the Paying Agent’s negligence, wilful misconduct or bad faith. The Paying Agent shall notify the Issuer promptly of any claim for which it may seek indemnity. The Issuer shall defend the claim and the Paying Agent shall cooperate in the defence. The Paying Agent may have one separate counsel and the Issuer shall pay the reasonable and documented fees and expenses of such counsel. The Issuer need not pay for any settlement without its consent.

4.2	The indemnity contained in this Section shall survive the termination or expiry of this Agreement and the resignation or removal of the Paying Agent.

5	General

5.1	In acting under this Agreement, the Paying Agent shall not (a) be under any fiduciary duty towards any person, (b) be responsible for or liable in respect of the authorization, validity or legality of any Note amount paid by it hereunder (except to the extent that any such liability is determined by a court of competent jurisdiction to have been resulted from the Paying Agent’s negligence, wilful misconduct or bad faith), (c) be under any obligation towards any person other than the Trustee and Issuer or (d) assume any relationship of agency or trust for or with any Holder.

5.2	The Paying Agent shall be entitled to treat the registered Holder of any Note as the absolute owner of such Note for all purposes and make payments thereon accordingly.

5.3	The Paying Agent may exercise any of its rights or duties hereunder by or through agents or attorneys, and shall not be responsible for any misconduct thereof, provided such agent or attorney has been appointed with due care. Each such agent making any payment on the Notes shall be a United States person (as defined in Section 7701(a)(30) of the Internal Revenue Code) that is a “financial institution” within the meaning of Treasury Regulation Section 1.1441-1T(c)(5) and a U.S. financial institution within the meaning of Treasury Regulation Section 1.1471-1(b)(136).

5.4	The Paying Agent shall not exercise any lien, right of set-off or similar claim against any Holder of a Note in respect of moneys payable by it under this Agreement; however, should the Paying Agent elect to make a payment pursuant to Section 3.4 hereof, it shall be entitled to appropriate for its own account out of the funds received by it under Section 3 an amount equal to the amount so paid by it.
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5.5	The Paying Agent may (at the expense of the Issuer) consult, on any matter concerning its duties hereunder, any legal adviser or other expert selected by it, and the Paying Agent shall not be liable in respect of anything done, or omitted to be done in good faith in accordance with that adviser’s opinion. At any time, the Paying Agent may apply to any duly authorized representative of the Issuer for a written instruction, and shall not be liable for an action lawfully taken or omitted to be taken in accordance with such instruction. Notwithstanding anything to the contrary herein, in no event shall the Paying Agent be entitled to reimbursement of the expenses of such legal adviser or expert with respect to any matter arising from the Paying Agent’s negligence, wilful misconduct or bad faith. The Paying Agent shall promptly notify the Issuer of any action taken or omitted by the Paying Agent in reliance upon such advice.

5.6	The Paying Agent shall be entitled to rely, and shall not be liable in respect of anything done or suffered by it in reliance, on any notice, document, communication or information reasonably believed in good faith by it to be genuine and given by the proper parties.

5.7	The Paying Agent shall be obliged to perform only such duties as are specifically set forth herein and in the Notes, and no implied duties or obligations shall be read into this Agreement or the Notes against the Paying Agent.

5.8	The Paying Agent shall not be liable to account to the Issuer for any interest or other amounts in respect of funds received by it from the Issuer. Money held by the Paying Agent need not be segregated except as required by law.

5.9	No provision of this Agreement or the Notes shall require the Paying Agent to risk or expend its own funds, or to take any action which in its reasonable judgment would result in any expense or liability accruing to it.

5.10	In no event will the Paying Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, severe loss or severe malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Paying Agent will use best reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

5.11	The Paying Agent shall have no duty to inquire as to the performance of the covenants of the Issuer, nor shall it be charged with knowledge of any default or Event of Default under the Indenture.

5.12	Notwithstanding any provision of this Agreement to the contrary, the Paying Agent will not in any event be liable for special, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.
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5.13	The Paying Agent, its officers, directors, employees and shareholders may become the owners of, or acquire any interest in, the Notes, with the same rights that it or they would have if it were not the Paying Agent, and may engage or be interested in any financial or other transaction with the Issuer as freely as if it were not the Paying Agent.

5.14	The Paying Agent shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear and reasonable documentation which complies with the terms of this Agreement.

5.15	The Issuer will supply the Paying Agent with the names and specimen signatures of its authorized persons as soon as practicable after the date hereof.

6	Change of Paying Agent

6.1	Any time, other than on a day during the forty-five (45) day period preceding any payment date for Issuer’s Notes, the Paying Agent may resign by giving at least forty-five (45) days’ prior written notice to Issuer; and the Paying Agent’s agency shall be terminated and its duties shall cease upon expiration of such forty-five (45) days or such lesser period of time as shall be mutually agreeable to Paying Agent and Issuer. At any time, following at least forty-five (45) days’ prior written notice (or such lesser period of time as shall be mutually agreeable to the Paying Agent and the Issuer) from the Issuer, the Paying Agent may be removed from its agency. Such removal shall become effective upon the expiration of the forty-five (45) day or agreed lesser time period (provided that any such removal shall be immediate in case the Paying Agent shall be adjudicated bankrupt or insolvent), and upon payment to the Paying Agent of all amounts payable to it in connection with its agency. In such event, following payment of its fees and expenses, the Paying Agent shall deliver to the Issuer, or to the Issuer’s designated representative, all Notes (if any) and cash (if any) belonging to the Issuer and, at the Issuer’s expense, shall furnish to the Issuer, or to the Issuer’s designated representative, such information regarding the status of the Issuer’s outstanding Notes reasonably requested by the Issuer.

6.2	Any corporation into which a Paying Agent may be merged or consolidated or any corporation resulting from any merger or consolidation to which such Paying Agent is a party or any corporation to which such Paying Agent shall sell or otherwise transfer all or substantially all of its corporate trust or agency assets shall on the date on which such merger, consolidation or transfer becomes effective, become the successor to such Paying Agent under this Agreement upon due notice to the Issuer hereunder; provided that such corporation complies with Section 5.3 of this Agreement and provides the information required by Section 10.1 of this Agreement.

7	Compensation, Fees and Expenses

7.1	The Issuer will pay to the Paying Agent the compensation, fees and expenses in respect of the Paying Agent’s services as separately agreed with the Paying Agent.
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7.2	The Issuer will also pay all reasonable documented out-of-pocket expenses (including legal expenses) incurred by the Paying Agent in connection with its services hereunder, together with any applicable value added tax and stamp, issue, or other documentary taxes and duties.

8	Notices

8.1	Each notice or communication under this Agreement shall be made in writing, by fax or otherwise in accordance with this Section 8. Each communication or document to be delivered to any party under this Agreement shall be sent to that party at the fax number or address, and marked for the attention of the person (if any), from time to time designated by that party to the Paying Agent (or, in the case of the Paying Agent, by it to each other party) for the purpose of this Agreement. The initial telephone number, fax number, address and person so designated are:

in the case of the Issuer, at:

General Electric Company

901 Main Avenue, 5th Floor

Norwalk, CT 06851
Attn: Treasurer
Fax no.: (203) 585-1191

With a copy to:

Gibson Dunn & Crutcher LLP

200 Park Avenue

New York, New York 10166

Attn: Andrew Fabens

Tel no: (212) 351-4034

Fax no: (212) 351-5237

in the case of the Paying Agent, to it at:

The Bank of New York Mellon, London Branch

One Canada Square, London E14 5AL

Attention: Corporate Trust Administration
Tel no: +44 (0) 207 964 5028
Fax no: +44 (0) 207 964 2536

With a copy to:

The Bank of New York Mellon

101 Barclay Street

Floor 7E

New York, New York 10286

Fax no: (212) 815-5704

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8.2	All notices under this Agreement shall be effective (if by fax) when good receipt is confirmed by the recipient following enquiry by the sender and (if in writing) when delivered, except that a communication received outside normal business hours shall be deemed to be received on the next business day in the city in which the recipient is located.

In no event, shall the Paying Agent be liable for any losses arising from the Paying Agent receiving or transmitting any data from or to an authorized person via any non-secure method of transmission or communication, such as but without limitation, by facsimile or email. The Issuer accepts that some methods of communication are not secure and the Paying Agent shall not incur any liability for receiving instructions via any such non-secure method. The Paying Agent is authorized to comply with and rely upon any such notice, instruction or other communications believed by it to have been sent or given by an authorized person. The Issuer shall use all reasonable endeavours to ensure that instructions transmitted to the Paying Agent pursuant to this Agreement are complete and correct. Any instructions shall be conclusively deemed to be valid instructions from the Issuer to the Paying Agent for the purposes of this Agreement.

9	Governing Law and Jurisdiction; Waiver of Jury Trial

9.1	The interpretation, validity and enforcement of this Agreement, and all legal actions brought under or in connection with the subject matter of this Agreement, shall be governed by the laws of the State of New York.

9.2	Any court action brought under or in connection with the subject matter of this Agreement shall be brought only in the United States District Court for the Southern District of New York or, if such court would not have jurisdiction over the matter, then only in a New York State court sitting in the Borough of Manhattan, City of New York. Each Party submits to the exclusive jurisdiction of these courts and agrees not to commence any legal action under or in connection with the subject matter of this Agreement in any other court or forum.

9.3	Each Party waives any objection to the laying of the venue of any legal action brought under or in connection with the subject matter of this Agreement in the Federal or state courts sitting in the Borough of Manhattan, City of New York, and agrees not to plead or claim in such courts that any such action has been brought in an inconvenient forum.

9.4	THE ISSUER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY.

10	U.S. Tax Forms

10.1	The Paying Agent shall deliver to the Issuer two properly completed and executed originals of IRS Form W-9 (or appropriate successor form) upon entering into this Agreement (and from time to time thereafter upon reasonable request of the Issuer). The Paying Agent agrees that if
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any form or certification that it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification promptly or promptly notify the Issuer in writing of its legal inability to do so.

Any agent appointed pursuant to Section 5.3 hereof making any payment on the Notes shall deliver to the Issuer two properly completed and executed originals of IRS Form W-9 (or appropriate successor form) upon such appointment (and from time to time thereafter upon reasonable request of the Issuer).

10.2	The terms of this Section 10 shall survive the termination of this Agreement.

11	Counterparts

This Agreement may be signed in any number of counterparts, each of which shall be deemed an original.

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In witness whereof the parties hereto have caused this Agreement to be duly executed the day and year first above written.

General Electric Company, as Issuer

By:	/s/ Daniel C. Janki
Name: Daniel C. Janki
Title: Senior Vice President and Treasurer

[Signature to Paying Agency Agreement]

In witness whereof the parties hereto have caused this Agreement to be duly executed the day and year first above written.

Paying Agent

The Bank of New York Mellon, London Branch

By:	/s/ Latoya S. Elvin
Name: Latoya S. Elvin
Title: Vice President

[Signature to Paying Agency Agreement]

Annex A – Form of 2022 Note

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) , TO GENERAL ELECTRIC COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

GENERAL ELECTRIC COMPANY

0.375% Note due 2022

No. 1	€1,750,000,000

CUSIP No. 369604 BR3
ISIN No. XS1612542669
Common Code No. 161254266

General Electric Company, a corporation duly organized and existing under the laws of the State of New York (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch as common depositary for Euroclear Bank, S.A./N.V. (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”), or registered assigns, the principal sum of ONE BILLION SEVEN HUNDRED FIFTY MILLION EUROS (€1,750,000,000) on May 17, 2022 (the “Stated Maturity”), and to pay interest thereon from May 17, 2017 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on May 17 in each year, commencing May 17, 2018 (the “Interest Payment Date”),

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at the rate of 0.375% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any period shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on this Security (or May 17, 2017 if no interest has been paid on this Security), to but excluding the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Stated Maturity or any Redemption Date with respect to this Security falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest, will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day. The rights of Holders of beneficial interests in this Security to receive the payments of interest on such Security are subject to the applicable procedures of Euroclear and Clearstream. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest immediately preceding such Interest Payment Date, provided that interest payable at the Stated Maturity of the principal hereof or on a Redemption Date shall be payable to the Person to whom the principal of this Security is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

As set forth herein, the Company will pay additional amounts on this Security in certain circumstances.

A “Business Day” shall mean any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or London are authorized or required by law or executive order to close and (ii) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system, or the TARGET2 system, or any successor thereto, operates.

The “Depositary” with respect to this Security shall mean a common depositary for the accounts of Clearstream and Euroclear.

The “Place of Payment” with respect to this Security shall be London, England.

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A “Regular Record Date” means, with respect to any Interest Payment Date, the 15th calendar day preceding such Interest Payment Date (whether or not a Business Day) or, if this Security is represented by one or more Global Securities, the close of business on the business day (for this purpose a day on which Clearstream and Euroclear are open for business), in each case, immediately preceding such Interest Payment Date.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon, London Branch, located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal, premium, if any, and interest with respect to the Securities of this series represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary.

All payments on this Security will be made in euro; provided, that if on or after May 17, 2017, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Security will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of this Security so made in United States dollars will not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

“euro and “€” means the lawful currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 17, 2017

GENERAL ELECTRIC COMPANY

By:
Name: Daniel C. Janki
Title: Senior Vice President and Treasurer

Attest:

Name:	Brian Sandstrom
Title:	Attesting Secretary
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Form of Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 9, 2012 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to €1,750,000,000; provided, however, that the authorized aggregate principal amount of the Securities of this series may be increased above such amount by a Board Resolution to such effect; provided further, that additional Securities of this series may not be issued under the same ISIN number and/or any other identifying number unless such additional Securities and the original Securities of this series are fungible for U.S. federal income tax purposes; and provided further, that additional Securities of this series will rank equally and ratably with this series in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those additional Securities.

Payment of Additional Amounts

Subject to the exceptions and limitations set forth below, the Company shall pay to or on account of a beneficial owner of a Security of this series who is not a United States Person (as defined below) such additional amounts as may be necessary to ensure that every net payment of the principal of and interest on the Securities of this series, after withholding or deduction for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment, by the United States or any political subdivision or taxing authority of the United States, will not be less than the amount that would have been payable had no such deduction or withholding been required; provided, however, that the Company will not pay additional amounts for or on account of:

(a) any such tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between the Holder or beneficial owner of a Security of this series (or between a fiduciary, settlor, beneficiary, member or shareholder of such person, if such person is an estate, a trust, a partnership or a corporation) and the United States, including, without limitation, such person (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where required, by the Holder of any such Security for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

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(c) any tax, assessment or other governmental charge imposed by reason of the Holder or beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company for U.S. federal income tax purposes or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organisation;

(d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of any Security of this series;

(e) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(f) any tax, assessment or other governmental charge that would not have been imposed but for a failure by the Holder or beneficial owner (or any financial institution through which the Holder or beneficial owner holds any Security of this series or through which payment on such Security is made) to comply with any certification, information, identification, documentation or other reporting requirements (including entering into and complying with an agreement with the Internal Revenue Service) imposed pursuant to, or complying with any requirements imposed under an intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of, Sections 1471 through 1474 of the Internal Revenue Code as in effect on the date of issuance of the Securities of this series or any successor or amended version of these provisions;

(g) any tax, assessment or other governmental charge imposed by reason of such beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or as a direct or indirect affiliate of the Company;

(h) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on a Security of this series upon presentation of such Security, where required, if such payment can be made without such deduction or withholding upon presentation of such Security, where required, to any other Paying Agent; or

(i) any combination of two or more of items (a), (b), (c), (d), (e), (f), (g) and (h),

nor shall additional amounts be paid with respect to any payment on a Security of this series to a United States Alien Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Security. Except as specifically provided above, no payment will be required for any tax, assessment or

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other governmental charge imposed by any governmental or political subdivision or taxing authority of or in any government or political subdivision.

As used herein, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States Person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

The term “United States Alien Holder” means any beneficial owner of a Security of this series that is not, for United States federal income tax purposes, (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organised in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust or if such trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States Person.

The Securities of this series are subject to redemption upon not less than 30 days’, but not more than 60 days’, notice by first-class mail (or otherwise transmitted in accordance with the applicable procedures of Euroclear or Clearstream), as a whole or in part, at the election of the Company at any time, (A) if prior to April 17, 2022, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities of this series to be redeemed; and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of interest and principal thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below), plus 10 basis points; plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date, and (B) if on or after April 17, 2022 at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed on the Redemption Date, plus accrued and unpaid interest, if any, on the Securities of this series to, but not including, the Redemption Date.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third Business Day prior to the Redemption Date, of the Comparable Government Bond (as defined below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Securities of this series to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent

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investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Remaining Scheduled Payments” means, with respect to the Securities of this series to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Securities, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced (solely for the purposes of this calculation) by the amount of interest accrued thereon to such Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States or of any political subdivision or any taxing authority thereof or therein affecting taxation, or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced and becomes effective on or after May 17, 2017, the Company becomes or will become obligated to pay additional amounts as described above under the heading “Payment of Additional Amounts” with respect to the Securities of this series, then the Company may at any time at the Company’s option redeem, in whole, but not in part, the Securities of this series on not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with any accrued and unpaid interest and additional amounts on the Securities of this series to, but not including, the Redemption Date. If the Company exercises its option to redeem the Securities of this series pursuant to this paragraph, it shall deliver to the Trustee an Officer’s Certificate stating that it is entitled to redeem the Securities of this series and an opinion of independent tax counsel to the effect that the circumstances described in this paragraph exist.

Unless the Company defaults on the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the principal amount of this Security to be redeemed.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. In the event of redemption of this Security in part only, Section 1103 of the Indenture shall apply, provided that if this Security is represented by one or more Global Securities, beneficial interests in this Security shall be selected for redemption by Euroclear and Clearstream in accordance with their respective standard procedures therefor, provided further, however, that no Securities of this series of a principal amount of €100,000 or less shall be redeemed in part.

The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain covenants and Events of Default with respect to this Security, in each

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case upon compliance with certain conditions set forth in the Indenture. For purposes of the defeasance and covenant defeasance provisions, German government securities shall be used instead of United States government securities in respect of payments due in euros on the Securities of this series.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of all series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected, treated as one class. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by

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a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company and the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 305 of the Indenture, this Security shall be issued in the form of one or more Global Securities and a common depositary for the accounts of Euroclear and Clearstream shall be the Depositary for such Global Security or Securities. Clause 2(A)(iii) of the eighth paragraph of Section 305 of the Indenture shall be inapplicable to this Security.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and any integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

Notices to Holders of the Securities of this series will be sent by mail or email to the registered Holders, or otherwise in accordance with the procedures of the applicable depositary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date: May 17, 2017	The Bank of New York Mellon, As Trustee

By:
Authorized Signatory
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Annex B – Form of 2025 Note

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) , TO GENERAL ELECTRIC COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

GENERAL ELECTRIC COMPANY

0.875% Note due 2025

No. 1	€2,000,000,000

CUSIP No. 369604 BS1
ISIN No. XS1612542826
Common Code No. 161254282

General Electric Company, a corporation duly organized and existing under the laws of the State of New York (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch as common depositary for Euroclear Bank, S.A./N.V. (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”), or registered assigns, the principal sum of TWO BILLION EUROS (€2,000,000,000) on May 17, 2025 (the “Stated Maturity”), and to pay interest thereon from May 17, 2017 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on May 17 in each year, commencing May 17, 2018 (the “Interest Payment Date”), at the rate of 0.875% per annum, until

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the principal hereof is paid or made available for payment. The amount of interest payable for any period shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on this Security (or May 17, 2017 if no interest has been paid on this Security), to but excluding the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Stated Maturity or any Redemption Date with respect to this Security falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest, will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day. The rights of Holders of beneficial interests in this Security to receive the payments of interest on such Security are subject to the applicable procedures of Euroclear and Clearstream. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest immediately preceding such Interest Payment Date, provided that interest payable at the Stated Maturity of the principal hereof or on a Redemption Date shall be payable to the Person to whom the principal of this Security is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

As set forth herein, the Company will pay additional amounts on this Security in certain circumstances.

A “Business Day” shall mean any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or London are authorized or required by law or executive order to close and (ii) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system, or the TARGET2 system, or any successor thereto, operates.

The “Depositary” with respect to this Security shall mean a common depositary for the accounts of Clearstream and Euroclear.

The “Place of Payment” with respect to this Security shall be London, England.

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A “Regular Record Date” means, with respect to any Interest Payment Date, the 15th calendar day preceding such Interest Payment Date (whether or not a Business Day) or, if this Security is represented by one or more Global Securities, the close of business on the business day (for this purpose a day on which Clearstream and Euroclear are open for business), in each case, immediately preceding such Interest Payment Date.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon, London Branch, located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal, premium, if any, and interest with respect to the Securities of this series represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary.

All payments on this Security will be made in euro; provided, that if on or after May 17, 2017, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Security will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of this Security so made in United States dollars will not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

“euro and “€” means the lawful currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 17, 2017

GENERAL ELECTRIC COMPANY

By:
Name:	Daniel C. Janki
Title:	Senior Vice President and Treasurer

Attest:

Name:	Brian Sandstrom
Title:	Attesting Secretary
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Form of Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 9, 2012 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to €2,000,000,000; provided, however, that the authorized aggregate principal amount of the Securities of this series may be increased above such amount by a Board Resolution to such effect; provided further, that additional Securities of this series may not be issued under the same ISIN number and/or any other identifying number unless such additional Securities and the original Securities of this series are fungible for U.S. federal income tax purposes; and provided further, that additional Securities of this series will rank equally and ratably with this series in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those additional Securities.

Payment of Additional Amounts

Subject to the exceptions and limitations set forth below, the Company shall pay to or on account of a beneficial owner of a Security of this series who is not a United States Person (as defined below) such additional amounts as may be necessary to ensure that every net payment of the principal of and interest on the Securities of this series, after withholding or deduction for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment, by the United States or any political subdivision or taxing authority of the United States, will not be less than the amount that would have been payable had no such deduction or withholding been required; provided, however, that the Company will not pay additional amounts for or on account of:

(a) any such tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between the Holder or beneficial owner of a Security of this series (or between a fiduciary, settlor, beneficiary, member or shareholder of such person, if such person is an estate, a trust, a partnership or a corporation) and the United States, including, without limitation, such person (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where required, by the Holder of any such Security for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

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(c) any tax, assessment or other governmental charge imposed by reason of the Holder or beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company for U.S. federal income tax purposes or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organisation;

(d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of any Security of this series;

(e) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(f) any tax, assessment or other governmental charge that would not have been imposed but for a failure by the Holder or beneficial owner (or any financial institution through which the Holder or beneficial owner holds any Security of this series or through which payment on such Security is made) to comply with any certification, information, identification, documentation or other reporting requirements (including entering into and complying with an agreement with the Internal Revenue Service) imposed pursuant to, or complying with any requirements imposed under an intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of, Sections 1471 through 1474 of the Internal Revenue Code as in effect on the date of issuance of the Securities of this series or any successor or amended version of these provisions;

(g) any tax, assessment or other governmental charge imposed by reason of such beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or as a direct or indirect affiliate of the Company;

(h) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on a Security of this series upon presentation of such Security, where required, if such payment can be made without such deduction or withholding upon presentation of such Security, where required, to any other Paying Agent; or

(i) any combination of two or more of items (a), (b), (c), (d), (e), (f), (g) and (h),

nor shall additional amounts be paid with respect to any payment on a Security of this series to a United States Alien Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Security. Except as specifically provided above, no payment will be required for any tax, assessment or

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other governmental charge imposed by any governmental or political subdivision or taxing authority of or in any government or political subdivision.

As used herein, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States Person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

The term “United States Alien Holder” means any beneficial owner of a Security of this series that is not, for United States federal income tax purposes, (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organised in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust or if such trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States Person.

The Securities of this series are subject to redemption upon not less than 30 days’, but not more than 60 days’, notice by first-class mail (or otherwise transmitted in accordance with the applicable procedures of Euroclear or Clearstream), as a whole or in part, at the election of the Company at any time, (A) if prior to February 17, 2025, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities of this series to be redeemed; and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of interest and principal thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below), plus 15 basis points; plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date, and (B) if on or after February 17, 2025 at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed on the Redemption Date, plus accrued and unpaid interest, if any, on the Securities of this series to, but not including, the Redemption Date.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third Business Day prior to the Redemption Date, of the Comparable Government Bond (as defined below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Securities of this series to be redeemed, or if such independent investment bank in its discretion determines

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that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Remaining Scheduled Payments” means, with respect to the Securities of this series to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Securities, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced (solely for the purposes of this calculation) by the amount of interest accrued thereon to such Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States or of any political subdivision or any taxing authority thereof or therein affecting taxation, or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced and becomes effective on or after May 17, 2017, the Company becomes or will become obligated to pay additional amounts as described above under the heading “Payment of Additional Amounts” with respect to the Securities of this series, then the Company may at any time at the Company’s option redeem, in whole, but not in part, the Securities of this series on not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with any accrued and unpaid interest and additional amounts on the Securities of this series to, but not including, the Redemption Date. If the Company exercises its option to redeem the Securities of this series pursuant to this paragraph, it shall deliver to the Trustee an Officer’s Certificate stating that it is entitled to redeem the Securities of this series and an opinion of independent tax counsel to the effect that the circumstances described in this paragraph exist.

Unless the Company defaults on the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the principal amount of this Security to be redeemed.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. In the event of redemption of this Security in part only, Section 1103 of the Indenture shall apply, provided that if this Security is represented by one or more Global Securities, beneficial interests in this Security shall be selected for redemption by Euroclear and Clearstream in accordance with their respective standard procedures therefor, provided further, however, that no Securities of this series of a principal amount of €100,000 or less shall be redeemed in part.

The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

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The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture. For purposes of the defeasance and covenant defeasance provisions, German government securities shall be used instead of United States government securities in respect of payments due in euros on the Securities of this series.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of all series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected, treated as one class. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for

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registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company and the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 305 of the Indenture, this Security shall be issued in the form of one or more Global Securities and a common depositary for the accounts of Euroclear and Clearstream shall be the Depositary for such Global Security or Securities. Clause 2(A)(iii) of the eighth paragraph of Section 305 of the Indenture shall be inapplicable to this Security.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and any integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

Notices to Holders of the Securities of this series will be sent by mail or email to the registered Holders, or otherwise in accordance with the procedures of the applicable depositary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date: May 17, 2017	The Bank of New York Mellon, As Trustee

By:
Authorized Signatory
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Annex C – Form of 2029 Note

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) , TO GENERAL ELECTRIC COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

GENERAL ELECTRIC COMPANY

1.500% Note due 2029

No. 1	€2,250,000,000

CUSIP No. 369604 BT9
ISIN No. XS1612543121
Common Code No. 161254312

General Electric Company, a corporation duly organized and existing under the laws of the State of New York (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch as common depositary for Euroclear Bank, S.A./N.V. (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”), or registered assigns, the principal sum of TWO BILLION TWO HUNDRED FIFTY MILLION EUROS (€2,250,000,000) on May 17, 2029 (the “Stated Maturity”), and to pay interest thereon from May 17, 2017 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on May 17 in each year, commencing May 17, 2018 (the “Interest Payment Date”),

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at the rate of 1.500% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any period shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on this Security (or May 17, 2017 if no interest has been paid on this Security), to but excluding the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Stated Maturity or any Redemption Date with respect to this Security falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest, will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day. The rights of Holders of beneficial interests in this Security to receive the payments of interest on such Security are subject to the applicable procedures of Euroclear and Clearstream. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest immediately preceding such Interest Payment Date, provided that interest payable at the Stated Maturity of the principal hereof or on a Redemption Date shall be payable to the Person to whom the principal of this Security is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

As set forth herein, the Company will pay additional amounts on this Security in certain circumstances.

A “Business Day” shall mean any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or London are authorized or required by law or executive order to close and (ii) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system, or the TARGET2 system, or any successor thereto, operates.

The “Depositary” with respect to this Security shall mean a common depositary for the accounts of Clearstream and Euroclear.

The “Place of Payment” with respect to this Security shall be London, England.

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A “Regular Record Date” means, with respect to any Interest Payment Date, the 15th calendar day preceding such Interest Payment Date (whether or not a Business Day) or, if this Security is represented by one or more Global Securities, the close of business on the business day (for this purpose a day on which Clearstream and Euroclear are open for business), in each case, immediately preceding such Interest Payment Date.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon, London Branch, located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal, premium, if any, and interest with respect to the Securities of this series represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary.

All payments on this Security will be made in euro; provided, that if on or after May 17, 2017, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company's control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Security will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of this Security so made in United States dollars will not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

“euro and “€” means the lawful currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 17, 2017

GENERAL ELECTRIC COMPANY

By:
Name:	Daniel C. Janki
Title:	Senior Vice President and Treasurer

Attest:

Name: Brian Sandstrom
Title: Attesting Secretary
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Form of Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 9, 2012 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to €2,250,000,000; provided, however, that the authorized aggregate principal amount of the Securities of this series may be increased above such amount by a Board Resolution to such effect; provided further, that additional Securities of this series may not be issued under the same ISIN number and/or any other identifying number unless such additional Securities and the original Securities of this series are fungible for U.S. federal income tax purposes; and provided further, that additional Securities of this series will rank equally and ratably with this series in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those additional Securities.

Payment of Additional Amounts

Subject to the exceptions and limitations set forth below, the Company shall pay to or on account of a beneficial owner of a Security of this series who is not a United States Person (as defined below) such additional amounts as may be necessary to ensure that every net payment of the principal of and interest on the Securities of this series, after withholding or deduction for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment, by the United States or any political subdivision or taxing authority of the United States, will not be less than the amount that would have been payable had no such deduction or withholding been required; provided, however, that the Company will not pay additional amounts for or on account of:

(a) any such tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between the Holder or beneficial owner of a Security of this series (or between a fiduciary, settlor, beneficiary, member or shareholder of such person, if such person is an estate, a trust, a partnership or a corporation) and the United States, including, without limitation, such person (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where required, by the Holder of any such Security for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

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(c) any tax, assessment or other governmental charge imposed by reason of the Holder or beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company for U.S. federal income tax purposes or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organisation;

(d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of any Security of this series;

(e) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(f) any tax, assessment or other governmental charge that would not have been imposed but for a failure by the Holder or beneficial owner (or any financial institution through which the Holder or beneficial owner holds any Security of this series or through which payment on such Security is made) to comply with any certification, information, identification, documentation or other reporting requirements (including entering into and complying with an agreement with the Internal Revenue Service) imposed pursuant to, or complying with any requirements imposed under an intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of, Sections 1471 through 1474 of the Internal Revenue Code as in effect on the date of issuance of the Securities of this series or any successor or amended version of these provisions;

(g) any tax, assessment or other governmental charge imposed by reason of such beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or as a direct or indirect affiliate of the Company;

(h) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on a Security of this series upon presentation of such Security, where required, if such payment can be made without such deduction or withholding upon presentation of such Security, where required, to any other Paying Agent; or

(i) any combination of two or more of items (a), (b), (c), (d), (e), (f), (g) and (h),

nor shall additional amounts be paid with respect to any payment on a Security of this series to a United States Alien Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Security. Except as specifically provided above, no payment will be required for any tax, assessment or

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other governmental charge imposed by any governmental or political subdivision or taxing authority of or in any government or political subdivision.

As used herein, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States Person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

The term “United States Alien Holder” means any beneficial owner of a Security of this series that is not, for United States federal income tax purposes, (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organised in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust or if such trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States Person.

The Securities of this series are subject to redemption upon not less than 30 days’, but not more than 60 days’, notice by first-class mail (or otherwise transmitted in accordance with the applicable procedures of Euroclear or Clearstream), as a whole or in part, at the election of the Company at any time, (A) if prior to February 17, 2029, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities of this series to be redeemed; and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of interest and principal thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below), plus 20 basis points; plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date, and (B) if on or after February 17, 2029 at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed on the Redemption Date, plus accrued and unpaid interest, if any, on the Securities of this series to, but not including, the Redemption Date.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third Business Day prior to the Redemption Date, of the Comparable Government Bond (as defined below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Securities of this series to be redeemed, or if such independent investment bank in its discretion determines

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that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Remaining Scheduled Payments” means, with respect to the Securities of this series to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Securities, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced (solely for the purposes of this calculation) by the amount of interest accrued thereon to such Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States or of any political subdivision or any taxing authority thereof or therein affecting taxation, or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced and becomes effective on or after May 17, 2017, the Company becomes or will become obligated to pay additional amounts as described above under the heading “Payment of Additional Amounts” with respect to the Securities of this series, then the Company may at any time at the Company’s option redeem, in whole, but not in part, the Securities of this series on not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with any accrued and unpaid interest and additional amounts on the Securities of this series to, but not including, the Redemption Date. If the Company exercises its option to redeem the Securities of this series pursuant to this paragraph, it shall deliver to the Trustee an Officer’s Certificate stating that it is entitled to redeem the Securities of this series and an opinion of independent tax counsel to the effect that the circumstances described in this paragraph exist.

Unless the Company defaults on the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the principal amount of this Security to be redeemed.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. In the event of redemption of this Security in part only, Section 1103 of the Indenture shall apply, provided that if this Security is represented by one or more Global Securities, beneficial interests in this Security shall be selected for redemption by Euroclear and Clearstream in accordance with their respective standard procedures therefor, provided further, however, that no Securities of this series of a principal amount of €100,000 or less shall be redeemed in part.

The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

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The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture. For purposes of the defeasance and covenant defeasance provisions, German government securities shall be used instead of United States government securities in respect of payments due in euros on the Securities of this series.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of all series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected, treated as one class. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for

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registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company and the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 305 of the Indenture, this Security shall be issued in the form of one or more Global Securities and a common depositary for the accounts of Euroclear and Clearstream shall be the Depositary for such Global Security or Securities. Clause 2(A)(iii) of the eighth paragraph of Section 305 of the Indenture shall be inapplicable to this Security.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and any integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

Notices to Holders of the Securities of this series will be sent by mail or email to the registered Holders, or otherwise in accordance with the procedures of the applicable depositary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date: May 17, 2017	The Bank of New York Mellon, As Trustee

By:
Authorized Signatory
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Annex D – Form of 2037 Note

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) , TO GENERAL ELECTRIC COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

GENERAL ELECTRIC COMPANY

2.125% Note due 2037

No. 1	€2,000,000,000

CUSIP No. 369604 BU6
ISIN No. XS1612543394
Common Code No. 161254339

General Electric Company, a corporation duly organized and existing under the laws of the State of New York (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch as common depositary for Euroclear Bank, S.A./N.V. (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”), or registered assigns, the principal sum of TWO BILLION EUROS (€2,000,000,000) on May 17, 2037 (the “Stated Maturity”), and to pay interest thereon from May 17, 2017 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on May 17 in each year, commencing May 17, 2018 (the “Interest Payment Date”), at the rate of 2.125% per annum, until

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the principal hereof is paid or made available for payment. The amount of interest payable for any period shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on this Security (or May 17, 2017 if no interest has been paid on this Security), to but excluding the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Stated Maturity or any Redemption Date with respect to this Security falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest, will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day. The rights of Holders of beneficial interests in this Security to receive the payments of interest on such Security are subject to the applicable procedures of Euroclear and Clearstream. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest immediately preceding such Interest Payment Date, provided that interest payable at the Stated Maturity of the principal hereof or on a Redemption Date shall be payable to the Person to whom the principal of this Security is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

As set forth herein, the Company will pay additional amounts on this Security in certain circumstances.

A “Business Day” shall mean any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or London are authorized or required by law or executive order to close and (ii) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system, or the TARGET2 system, or any successor thereto, operates.

The “Depositary” with respect to this Security shall mean a common depositary for the accounts of Clearstream and Euroclear.

The “Place of Payment” with respect to this Security shall be London, England.

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A “Regular Record Date” means, with respect to any Interest Payment Date, the 15th calendar day preceding such Interest Payment Date (whether or not a Business Day) or, if this Security is represented by one or more Global Securities, the close of business on the business day (for this purpose a day on which Clearstream and Euroclear are open for business), in each case, immediately preceding such Interest Payment Date.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon, London Branch, located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal, premium, if any, and interest with respect to the Securities of this series represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary.

All payments on this Security will be made in euro; provided, that if on or after May 17, 2017, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company's control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Security will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of this Security so made in United States dollars will not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

“euro and “€” means the lawful currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 17, 2017

GENERAL ELECTRIC COMPANY

By:
	Name:	Daniel C. Janki
	Title:	Senior Vice President and Treasurer

Attest:

Name:	Brian Sandstrom
Title:	Attesting Secretary
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Form of Reverse of Security

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 9, 2012 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to €2,000,000,000; provided, however, that the authorized aggregate principal amount of the Securities of this series may be increased above such amount by a Board Resolution to such effect; provided further, that additional Securities of this series may not be issued under the same ISIN number and/or any other identifying number unless such additional Securities and the original Securities of this series are fungible for U.S. federal income tax purposes; and provided further, that additional Securities of this series will rank equally and ratably with this series in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those additional Securities.

Payment of Additional Amounts

Subject to the exceptions and limitations set forth below, the Company shall pay to or on account of a beneficial owner of a Security of this series who is not a United States Person (as defined below) such additional amounts as may be necessary to ensure that every net payment of the principal of and interest on the Securities of this series, after withholding or deduction for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment, by the United States or any political subdivision or taxing authority of the United States, will not be less than the amount that would have been payable had no such deduction or withholding been required; provided, however, that the Company will not pay additional amounts for or on account of:

(a) any such tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between the Holder or beneficial owner of a Security of this series (or between a fiduciary, settlor, beneficiary, member or shareholder of such person, if such person is an estate, a trust, a partnership or a corporation) and the United States, including, without limitation, such person (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where required, by the Holder of any such Security for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

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(c) any tax, assessment or other governmental charge imposed by reason of the Holder or beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company for U.S. federal income tax purposes or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organisation;

(d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of any Security of this series;

(e) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(f) any tax, assessment or other governmental charge that would not have been imposed but for a failure by the Holder or beneficial owner (or any financial institution through which the Holder or beneficial owner holds any Security of this series or through which payment on such Security is made) to comply with any certification, information, identification, documentation or other reporting requirements (including entering into and complying with an agreement with the Internal Revenue Service) imposed pursuant to, or complying with any requirements imposed under an intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of, Sections 1471 through 1474 of the Internal Revenue Code as in effect on the date of issuance of the Securities of this series or any successor or amended version of these provisions;

(g) any tax, assessment or other governmental charge imposed by reason of such beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or as a direct or indirect affiliate of the Company;

(h) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on a Security of this series upon presentation of such Security, where required, if such payment can be made without such deduction or withholding upon presentation of such Security, where required, to any other Paying Agent; or

(i) any combination of two or more of items (a), (b), (c), (d), (e), (f), (g) and (h),

nor shall additional amounts be paid with respect to any payment on a Security of this series to a United States Alien Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Security. Except as specifically provided above, no payment will be required for any tax, assessment or

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other governmental charge imposed by any governmental or political subdivision or taxing authority of or in any government or political subdivision.

As used herein, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States Person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

The term “United States Alien Holder” means any beneficial owner of a Security of this series that is not, for United States federal income tax purposes, (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organised in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust or if such trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States Person.

The Securities of this series are subject to redemption upon not less than 30 days’, but not more than 60 days’, notice by first-class mail (or otherwise transmitted in accordance with the applicable procedures of Euroclear or Clearstream), as a whole or in part, at the election of the Company at any time, (A) if prior to February 17, 2037, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities of this series to be redeemed; and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of interest and principal thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below), plus 20 basis points; plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date, and (B) if on or after February 17, 2037 at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed on the Redemption Date, plus accrued and unpaid interest, if any, on the Securities of this series to, but not including, the Redemption Date.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third Business Day prior to the Redemption Date, of the Comparable Government Bond (as defined below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Securities of this series to be redeemed, or if such independent investment bank in its discretion determines

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that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Remaining Scheduled Payments” means, with respect to the Securities of this series to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Securities, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced (solely for the purposes of this calculation) by the amount of interest accrued thereon to such Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States or of any political subdivision or any taxing authority thereof or therein affecting taxation, or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced and becomes effective on or after May 17, 2017, the Company becomes or will become obligated to pay additional amounts as described above under the heading “Payment of Additional Amounts” with respect to the Securities of this series, then the Company may at any time at the Company’s option redeem, in whole, but not in part, the Securities of this series on not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with any accrued and unpaid interest and additional amounts on the Securities of this series to, but not including, the Redemption Date. If the Company exercises its option to redeem the Securities of this series pursuant to this paragraph, it shall deliver to the Trustee an Officer’s Certificate stating that it is entitled to redeem the Securities of this series and an opinion of independent tax counsel to the effect that the circumstances described in this paragraph exist.

Unless the Company defaults on the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the principal amount of this Security to be redeemed.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. In the event of redemption of this Security in part only, Section 1103 of the Indenture shall apply, provided that if this Security is represented by one or more Global Securities, beneficial interests in this Security shall be selected for redemption by Euroclear and Clearstream in accordance with their respective standard procedures therefor, provided further, however, that no Securities of this series of a principal amount of €100,000 or less shall be redeemed in part.

The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

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The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture. For purposes of the defeasance and covenant defeasance provisions, German government securities shall be used instead of United States government securities in respect of payments due in euros on the Securities of this series.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of all series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected, treated as one class. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for

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registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company and the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 305 of the Indenture, this Security shall be issued in the form of one or more Global Securities and a common depositary for the accounts of Euroclear and Clearstream shall be the Depositary for such Global Security or Securities. Clause 2(A)(iii) of the eighth paragraph of Section 305 of the Indenture shall be inapplicable to this Security.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and any integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

Notices to Holders of the Securities of this series will be sent by mail or email to the registered Holders, or otherwise in accordance with the procedures of the applicable depositary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date: May 17, 2017	The Bank of New York Mellon,
As Trustee

By:
Authorized Signatory
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